UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


              Date of Report:  November 18, 2005
               (Date of earliest event reported)



                       INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware              000-06217            94-1672743
      --------               -------             ----------
      (State of            (Commission          (IRS Employer
   incorporation)          File Number)      Identification No.)




 2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
 -----------------------------------------        ----------
 (Address of principal executive offices)         (Zip Code)


                          (408) 765-8080
                          --------------
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure


		Attached hereto as Exhibit 99.1 and incorporated by reference herein
		is a press release describing a transaction between Intel
		Corporation and Micron Technology, Inc. The information in this report
		shall be deemed incorporated by reference into any registration
		statement heretofore or hereafter filed under the Securities Act
		of 1933, as amended, except to the extent that such information is
		superseded by information as of a subsequent date that is included
		in or incorporated by reference into such registration statement.
		The information in this report shall not be treated as filed for
		purposes of the Securities Exchange Act of 1934, as amended.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEL CORPORATION
                                     (Registrant)


Date: November 21, 2005        By:   /s/ D. Bruce Sewell
                                     -------------------------
				     D. Bruce Sewell
                                     Vice President
                                     General Counsel